SUPPLEMENT TO

CALVERT CASH RESERVES
Institutional Prime Fund

Prospectus dated January 31, 2008

Date of Supplement: December 15, 2008

Under “Fees and Expenses” add the following footnote (4) to “Total Annual Fund Operating Expenses”:

Calvert has agreed to cap total net expenses for the Fund through December 12, 2010, at 0.40% of the Fund’s average daily net assets.